                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  6
Portfolio of Investments.........................  7
Statement of Assets and Liabilities.............. 10
Statement of Operations.......................... 11
Statement of Changes in Net Assets............... 12
Financial Highlights............................. 13
Notes to Financial Statements.................... 14

VFM SAR 4/98

                             LETTER TO SHAREHOLDERS
March 23, 1998

Dear Shareholder,
    The new year ushered in what
promises to be an exciting and
challenging time for investors. The
Taxpayer Relief Act of 1997, signed
into law by President Clinton in
August, creates many new opportunities
for you and your family to take a more
active role in achieving your long-term                   [PHOTO]
financial goals.
    Most Americans will benefit from      DENNIS J. MCDONNELL AND DON G. POWELL
the bill's $95 billion in tax cuts over
five years. The so-called Kiddie Credit
gives parents $400 in immediate tax
relief for every child under age 17, and families will find it easier to save for their children's college expenses with the new Education IRA. The bill also cuts capital gains tax rates for the first time in more than a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.
    This year, more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC REVIEW

    The U.S. economy sustained its forward momentum throughout 1997, growing at a moderate rate of 3.8 percent, as measured in terms of gross domestic product. Despite this continuing growth trend, inflation not only remained low but was on a decline.
    Nevertheless, market watchers remained alert for signs of surging prices. One cause of concern was the extremely tight labor market. The percentage of unemployed Americans fell to a 24-year low of 4.6 percent in February, as the strong economy created more jobs than expected and wages continued to rise. To date, increased productivity has allowed the U.S. economy to absorb this increase in the workforce without overheating or driving prices higher.
    Florida continues to profit from strong national and regional economic fundamentals. Consumer confidence throughout the nation has benefited Florida's tourism industry, traditionally the state's bread and butter. Strong tourism prompted solid regional economic activity and spurred investment into new businesses, which is slowly improving the state's economic breadth. Although economic trends remain favorable, certain indicators suggest growth could begin to slow during the next 12 to 24 months. Demographic trends remain the major challenge going forward, as economic and population growth places pressure on the state's infrastructure.
                                                           Continued on page two

MARKET REVIEW

    The bond market rally continued during the past six months, with both taxable and tax-exempt yields gradually drifting downward with minimal volatility. Bond prices move in the opposite direction of bond yields, so as bond yields fell during the period, bond prices were on the rise. Thirty-year Treasury yields declined from 6.61 percent on August 29, 1997 to 5.91 percent on February 27, 1998. In addition, the currency crisis in Asia helped spark the domestic bond market, as U.S. Treasuries enjoyed an increase in demand from both foreign and U.S. investors.
    As is typical during bond market rallies, municipal bond yields also declined, although municipals did not perform as strongly as taxable bonds. Heavy supply and low yield levels contributed to the weaker performance of the municipal market. Generic general obligation 30-year AAA-rated municipal yields dropped from 5.30 percent to 4.96 percent at the end of the period.
    Credit spreads--the difference in yield between high-quality issues and low-quality issues--remained extremely tight during the past six months. Under normal circumstances, low-quality issues provide higher yields in order to compensate investors for additional credit risk. In 1997, close to 49 percent of newly issued municipal bonds were insured--causing a scarcity of higher-yielding, lower-rated securities. This shortage, combined with low yields in the municipal market, resulted in very narrow credit spreads.
    Municipal yields continued to be very attractive compared to taxable yields. For example, the Bond Buyer Revenue Bond Index, composed of 25 revenue bonds with an average rating of single-A and an average maturity of 30 years, is representative of the bonds we typically purchase for the Trust. The Index was yielding 5.36 percent at the end of the reporting period, while the 30-year Treasury bond was yielding 5.91 percent. In other words, the difference between municipal bonds yields and long-term Treasury yields is historically very narrow.
    Florida continues to be the fourth-largest issuer of tax-exempt securities. Demand for this specialty state paper remains very strong, keeping prices at levels slightly higher than general market securities.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality
     as of February 28, 1998*

AAA..........  75.4%
AA...........   7.9%
A............   5.6%
BBB..........   7.5%
Non-Rated....   3.6%

*As a Percentage of Long-Term Investments
Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.


                                                         Continued on page three

TRUST STRATEGY

We employed the following strategies in managing the Trust during the period:

- At the inception of the Trust in 1991, we were able to invest the Trust's initial assets in bonds with attractive coupons and yields, and many of these securities remain in the portfolio today. These securities, with coupons much higher than current market levels, are approaching their 10-year call date and are at risk of being either pre-refunded or called. If this happens, we will need to replace them with new bonds at current lower coupons.

    To help minimize this risk as the call dates approach, we gradually reduced the Trust's holdings of pre-refunded securities and replaced them with longer-term discount securities or securities priced near face value. If the bond market continues to rally, discount securities are more likely to rise in price than premium securities.

- Duration was also a major focus. At the end of the reporting period, the duration of the portfolio stood at 5.21 years. Duration is a measurement used to express the sensitivity of a bond's price to changes in interest rates. Each year of duration represents an expected one-percent change in the price of a bond for every one-percent change in interest rates. Typically, funds with short durations perform better when interest rates are rising, while funds with long durations perform better when rates are declining. Our interest rate outlook, described in more detail below, is moderately optimistic. However, lengthening the duration of the Trust would significantly impact the dividend, so we will maintain a somewhat short duration in order to support the Trust's high dividend.

- Due to the narrow credit spreads between AAA-rated and lower-rated offerings, most acquisitions during the period were AAA-rated, as these securities provided more relative value. However, due to our research experience, we were able to identify and purchase several non-insured issues at attractive yields. Examples include Santa Rosa Bay Bridge Authority (NR/BBB-) and Puerto Rico Highway Authority (Baa1/A).

TOP FIVE PORTFOLIO INDUSTRY HOLDINGS BY SECTOR*

                                                          AS OF
                                                      FEBRUARY 28, 1998
Water and Sewer.........................................  20.4%
Health Care.............................................  20.3%
Retail Electric/Gas/Telephone...........................  12.9%
General Purpose.........................................  11.9%
Single-Family Housing...................................   7.1%

*As a Percentage of Long-Term Investments

PERFORMANCE SUMMARY

    For the six months ended February 28, 1998, the Van Kampen American Capital Florida Quality Municipal Trust generated a total return at market price of 0.29 percent(1), including reinvestment of dividends totaling $.4845 per common share. The Trust offered a tax-exempt distribution rate of 5.60 percent(3), based on the closing common stock price of

                                                          Continued on page four

$16.9375 per share on February 28, 1998. Because income from the Trust is exempt from federal income tax, this distribution rate represents a yield equivalent to a taxable investment earning 8.75 percent(4) (for investors in the 36 percent combined federal and state income tax bracket). At the end of the reporting period, the closing share price of the Trust traded at a 1.12 percent discount to its net asset value of $17.13.

[DIVIDEND HISTORY GRAPH]

Six-month Dividend History
For the Period Ended February 28, 1998


                                 Distribution per
                                   Common Share
Sep 1997.............................  $.0825
Oct 1997.............................  $.0825
Nov 1997.............................  $.0825
Dec 1997.............................  $.0790
Jan 1998.............................  $.0790
Feb 1998.............................  $.0790


* The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

OUTLOOK

    We expect the U.S. economy and the demand for products and services to remain strong in the coming months. However, the impact of the Asian financial crisis is a looming question. The fallout from Asian currency devaluations in late 1997 occurred at a time when the U.S. dollar was extremely strong against most major foreign currencies. If Asia's purchasing power is sharply reduced due to weakened currencies, analysts fear that U.S. export sales will slump. At the same time, as Asian goods become cheaper relative to American goods, domestic companies could face a period of price competition versus imported goods. Taken together, these developments could cut into the earnings of U.S. corporations.
    There is no debate that the Federal Reserve Board believes low inflation is the ideal environment for the economy. Because inflation is low, it is unlikely that the Fed will change short-term rates in the near future. While the Fed continues to give credence to signs of economic strength, we believe it will wait to determine the impact of the Asian situation before taking any action. Longer term, interest rates need to be high enough to control economic growth. With a focus on inflation rather than growth, the Fed will probably take any necessary actions to keep inflation from rising. We will expect a rate increase by the Fed only if there are signs of an acceleration in inflation.
    Regarding the municipal bond market, we believe yields will remain near current levels through at least mid-summer. This will depend not only on the general economy

                                                          Continued on page five
and the taxable bond market, but also tax-exempt bond supply and demand levels. Given what we have seen this year, the market appears to be in a solid equilibrium position, with strong demand to accommodate record municipal supply.
    We believe the Trust is positioned to perform well in the coming months and do not anticipate making major changes to the structure of the portfolio. We continue to seek a balance between the Trust's total return and its dividend income, as well as to add value through security selection. The Trust continues to benefit from its leveraged capital structure, which provides common shareholders with above-market levels of dividend income. While we believe it is unlikely that short -term interest rates will rise, this event would have an unfavorable effect on the dividend-paying ability of the common shares and would also negatively impact the price.
    We appreciate your continued confidence in Van Kampen American Capital and your Trust's portfolio manager.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                                Please see footnotes on page six

           PERFORMANCE RESULTS FOR THE PERIOD ENDED FEBRUARY 28, 1998

          VAN KAMPEN AMERICAN CAPITAL FLORIDA QUALITY MUNICIPAL TRUST
                           (NYSE TICKER SYMBOL--VFM)

 COMMON SHARE TOTAL RETURNS
Six Months total return based on market price(1).........     0.29%
Six Months total return based on NAV(2)..................     4.71%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3).................................................     5.60%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)....................................     8.75%

 SHARE VALUATIONS

Net asset value..........................................  $  17.13
Closing common stock price...............................  $16.9375
Six Months high common stock price (02/10/98)............  $ 17.750
Six Months low common stock price (10/28/97).............  $ 16.375
Preferred share rate(5)..................................    3.400%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal tax bracket.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------
          MUNICIPAL BONDS 101.8%
          FLORIDA  96.4%
$ 1,000   Bay Cnty, FL Sch Brd Ctfs Partn (AMBAC Insd).....   6.750%  07/01/12   $  1,156,330
    250   Broward Cnty, FL Hsg Fin Auth Single Family Mtg
          Rev Ser A Rfdg (GNMA Collateralized).............   6.200   04/01/30        263,948
  1,450   Cape Canaveral, FL Hosp Dist Rev Ctfs (AMBAC
          Insd)............................................   6.875   01/01/21      1,573,322
  1,135   Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd)............................       *   10/01/13        438,076
  3,205   Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd)............................       *   10/01/14      1,153,672
  4,005   Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd)............................       *   10/01/15      1,344,479
  4,005   Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd)............................       *   10/01/16      1,253,885
  2,000   Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd)............................       *   10/01/17        583,960
  1,960   Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd)............................       *   10/01/18        533,708
  1,000   Charlotte Cnty, FL Util Rev (Prerefunded @
          10/01/01) (FGIC Insd)............................   6.875   10/01/21      1,112,840
    725   Clay Cnty, FL Hsg Fin Auth Rev Single Family Mtg
          (GNMA Collateralized)............................   6.500   09/01/21        771,734
    750   Cocoa, FL Wtr & Swr Rev Impt (FGIC Insd).........   5.875   10/01/26        804,068
    750   Dade Cnty, FL Edl Fac Auth Rev Univ of Miami Ser
          B (MBIA Insd)....................................   5.750   04/01/20        797,790
  1,280   Dade Cnty, FL Hlth Fac Auth Hosp Rev North Shore
          Med Cent Proj Rfdg (Prerefunded @ 08/15/02)
          (AMBAC Insd).....................................   6.000   08/15/10      1,379,136
  4,000   Dade Cnty, FL Hlth Fac Auth Hosp Rev South Miami
          Hosp Proj Ser A (Prerefunded @ 10/01/01) (AMBAC
          Insd)............................................   6.750   10/01/20      4,431,960
    130   Dade Cnty, FL Hsg Fin Auth Single Family Mtg Rev
          Ser E Rfdg (GNMA Collateralized).................   7.000   03/01/24        137,106
 20,445   Dade Cnty, FL Spl Oblig Cap Apprec Bond Ser B
          Rfdg (AMBAC Insd)................................       *   10/01/28      3,674,784
 16,125   Dade Cnty, FL Spl Oblig Cap Apprec Bond Ser B
          Rfdg (AMBAC Insd)................................       *   10/01/29      2,718,836
  1,000   Dade Cnty, FL Wtr & Swr Sys Rev (FGIC Insd)......   5.250   10/01/26      1,005,990
  1,000   Dade Cnty, FL Wtr & Swr Sys Rev Rfdg (FGIC
          Insd)............................................   5.000   10/01/13      1,004,340
    500   Daytona Beach, FL Wtr & Swr Rev Rfdg (AMBAC
          Insd)............................................   5.750   11/15/10        537,685
  2,000   Dunedin, FL Hosp Rev Mease Hlthcare (Prerefunded
          @ 11/15/01) (MBIA Insd)..........................   6.750   11/15/21      2,221,460
  1,000   Escambia Cnty, FL Hlth Fac Auth Hlth Fac Rev
          Baptist Hosp & Baptist Manor.....................   6.750   10/01/14      1,089,400
  1,000   Escambia Cnty, FL Pollutn Ctl Rev Champion Intl
          Corp Proj........................................   6.900   08/01/22      1,123,160
  5,100   Florida Hsg Fin Agy Home Ownership Mtg (GNMA
          Collateralized)..................................   8.595   11/01/18      5,695,221
    200   Florida Hsg Fin Agy Homeowner Mtg Ser 2 (MBIA
          Insd)............................................   5.900   07/01/29        208,384
  2,000   Florida Hsg Fin Agy Homeowner Mtg Ser 3..........   6.350   07/01/28      2,128,880
  1,000   Florida Hsg Fin Agy Hsg Brittany Rosemont Ser G1
          (AMBAC Insd).....................................   6.150   07/01/25      1,058,950

                                               See Notes to Financial Statements

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$ 1,000   Florida Hsg Fin Agy Hsg Brittany Rosemont Ser G1
          (AMBAC Insd).....................................   6.250%  07/01/35   $  1,057,900
    500   Florida Hsg Fin Agy Hsg Riverfront Apts Ser A
          (AMBAC Insd).....................................   6.250   04/01/37        531,230
  2,250   Florida St Brd Edl Cap Outlay Pub Edl Ser A
          (Prerefunded @ 06/01/01).........................   6.750   06/01/21      2,458,102
    975   Florida St Brd Edl Cap Outlay Pub Edl Ser A
          Rfdg.............................................   7.250   06/01/23      1,054,843
  1,025   Florida St Brd Edl Cap Outlay Pub Edl Ser A Rfdg
          (Prerefunded @ 06/01/00).........................   7.250   06/01/23      1,118,613
    750   Florida St Dept Trans Alligator Alley Rev (FGIC
          Insd)............................................   5.125   07/01/22        743,250
  1,650   Florida St Muni Pwr Agy Rev Pwr Supply Rfdg
          (Prerefunded @ 10/01/01) (AMBAC Insd)............   6.250   10/01/19      1,802,575
  1,000   Florida St Tpk Auth Tpk Rev Ser A Rfdg (FGIC
          Insd)............................................   5.250   07/01/22      1,002,950
  2,000   Halifax Hosp Med Cent FL Hosp Rev Ser A Rfdg
          (Prerefunded @ 10/01/01) (MBIA Insd).............   7.000   10/01/13      2,231,120
  4,670   Hernando Cnty, FL Sch Brd Ctfs Partn (FSA
          Insd)............................................   6.500   07/01/12      5,115,892
  1,000   Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl
          Rev Tampa Elec Co Proj Ser 92 Rfdg...............   8.000   05/01/22      1,159,690
  2,000   Hollywood, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (FGIC Insd)............................   6.875   10/01/21      2,225,680
  7,950   Jacksonville, FL Elec Auth Rev Bulk Pwr Supply
          Scherer (Prerefunded @ 10/01/00).................   6.750   10/01/16      8,626,863
  3,350   Jacksonville, FL Excise Tax Rev Ser B (AMBAC
          Insd)............................................   6.500   10/01/16      3,535,523
  1,665   Jacksonville, FL Gtd Entitlement Rev Ser A Rfdg
          (AMBAC Insd).....................................   5.500   10/01/12      1,735,862
  2,000   Jacksonville, FL Hosp Rev Univ Med Cent Inc Proj
          (Connie Lee Insd)................................   6.500   02/01/11      2,185,140
  5,000   Kissimmee, FL Util Auth Elec Sys Rev Rfdg & Impt
          (Prerefunded @ 10/01/01) (FGIC Insd).............   6.500   10/01/17      5,503,800
    485   Lee Cnty FL Hosp Brd Directors Hosp Rev Lee Mem
          Hlth Sys Ser A (MBIA Insd).......................   5.875   04/01/24        520,347
  1,445   Lee Cnty, FL Hsg Fin Auth Single Family Mtg Rev
          Multi-Cnty Pgm Ser A (GNMA Collateralized).......   7.450   09/01/27      1,631,506
  1,000   Martin Cnty, FL Indl Dev Auth Indl Dev Rev
          Indiantown Cogeneration Proj A Rfdg..............   7.875   12/15/25      1,175,470
  6,500   Miami Dade Cnty, FL Spl Oblig Ser B (MBIA
          Insd)............................................       *   10/01/33        943,800
  4,000   Miami, FL Hlth Fac Auth Hlth Fac Rev Mercy Hosp
          Proj (Prerefunded @ 08/01/01) (AMBAC Insd).......   6.750   08/01/20      4,416,760
  5,000   Miramar, FL Wastewater Impt Assmt Rev (FGIC
          Insd)............................................   6.750   10/01/25      5,663,650
  5,000   Orange Cnty, FL Hlth Fac Auth Rev (Inverse Fltg)
          (MBIA Insd) (c)..................................   8.857   10/29/21      6,006,250
  2,000   Orange Cnty, FL Hlth Fac Auth Rev Hosp Adventist
          Hlth/Sunbelt Ser A (AMBAC Insd)..................   6.875   11/15/15      2,206,960
  1,000   Orange Cnty, FL Hsg Fin Auth Multi-Family Rev Mtg
          Hands Inc Proj Ser A.............................   8.000   10/01/25      1,109,910
    775   Orange Cnty, FL Hsg Fin Auth Single Family Mtg
          Rev (GNMA Collateralized)........................   6.550   10/01/21        825,158
  7,500   Palm Beach Cnty, FL Arpt Sys Rev Rfdg (MBIA
          Insd)............................................   7.750   10/01/10      8,489,625
    270   Palm Beach Cnty, FL Hsg Fin Auth Multi-Family Rev
          (FSA Insd).......................................   5.900   06/01/29        279,115

                                               See Notes to Financial Statements

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$ 1,500   Pensacola, FL Arpt Rev Ser A Rfdg (MBIA
          Insd) (a)........................................   6.000%  10/01/12   $  1,637,445
  1,565   Pensacola, FL Arpt Rev Ser A Rfdg (MBIA
          Insd) (a)........................................   6.125   10/01/18      1,683,330
  3,250   Polk Cnty, FL Indl Dev Auth Indl Dev Rev IMC
          Fertilizer Inc Ser A.............................   7.525   01/01/15      3,521,505
  3,500   Reedy Creek, FL Impt Dist FL Ser A...............   6.000   06/01/16      3,695,230
  5,000   Reedy Creek, FL Impt Dist FL Util Rev (AMBAC
          Insd)............................................   7.250   10/01/08      5,333,750
 14,000   Reedy Creek, FL Impt Dist FL Util Rev Ser 1991-1
          (Prerefunded @ 10/01/01) (MBIA Insd) (b).........   6.500   10/01/16     15,289,120
  1,000   Saint Lucie Cnty, FL Sales Tax Rev (Prerefunded @
          10/01/02) (FGIC Insd)............................   6.500   10/01/22      1,118,590
  1,000   Santa Rosa Bay Brdg Auth FL Rev..................   6.250   07/01/28      1,083,110
  1,000   Santa Rosa Bay Brdg Auth FL Rev Cap Apprec.......       *   07/01/21        277,030
  1,460   Sarasota Cnty, FL Hlth Fac Auth Rev Hlthcare
          Kobernick/Meadow Pk (Prerefunded @ 07/01/02).....  10.000   07/01/22      1,806,166
  1,900   Tampa, FL Rev Hlth Sys Catholic Hlth Ser A1 (MBIA
          Insd)............................................   4.875   11/15/23      1,818,015
  1,250   Tarpon Springs, FL Hlth Fac Auth Hosp Rev Helen
          Ellis Mem Hosp Proj..............................   7.500   05/01/11      1,349,537
  1,250   Tarpon Springs, FL Hlth Fac Auth Hosp Rev Helen
          Ellis Mem Hosp Proj..............................   7.625   05/01/21      1,354,050
                                                                                 ------------
                                                                                  155,527,566
                                                                                 ------------
          PUERTO RICO  5.4%
  1,769   Centro de Recaudaciones de Ingresos Muni Ctfs
          Partn PR.........................................   6.850   10/17/03      1,840,877
  1,500   Puerto Rico Comwlth Hwy..........................   5.000   07/01/38      1,425,285
  1,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev......   4.750   07/01/38        921,180
  2,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
          W................................................   5.500   07/01/15      2,124,520
  1,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser X
          Rfdg.............................................   5.500   07/01/19      1,019,880
  1,250   Puerto Rico Elec Pwr Auth Pwr Rev Ser T..........   6.375   07/01/24      1,389,525
                                                                                 ------------
                                                                                    8,721,267
                                                                                 ------------
TOTAL LONG-TERM INVESTMENTS  101.8%
  (Cost $148,603,938).........................................................    164,248,833
SHORT-TERM INVESTMENTS  0.0%
  (Cost $100,000).............................................................        100,000
                                                                                 ------------
TOTAL INVESTMENTS  101.8%
  (Cost $148,703,938).........................................................    164,348,833
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.8%).................................     (2,966,706)
                                                                                 ------------
NET ASSETS  100.0%............................................................   $161,382,127
                                                                                 ============

*Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(c) An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $148,703,938).......................    $164,348,833
Cash........................................................          58,447
Receivables:
  Interest..................................................       2,753,424
  Investments Sold..........................................          65,000
Other.......................................................           5,081
                                                                ------------
      Total Assets..........................................     167,230,785
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       5,389,788
  Income Distributions--Common and Preferred Shares.........         146,177
  Investment Advisory Fee...................................          86,857
  Administrative Fee........................................          24,816
  Affiliates................................................          10,500
Accrued Expenses............................................         107,767
Trustees' Deferred Compensation and Retirement Plans........          82,753
                                                                ------------
      Total Liabilities.....................................       5,848,658
                                                                ------------
NET ASSETS..................................................    $161,382,127
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,000 issued with liquidation preference of
  $50,000 per share)........................................    $ 50,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 6,502,576 shares issued and
  outstanding)..............................................          65,026
Paid in Surplus.............................................      96,272,011
Net Unrealized Appreciation.................................      15,644,895
Accumulated Undistributed Net Investment Income.............         363,478
Accumulated Net Realized Loss...............................        (963,283)
                                                                ------------
      Net Assets Applicable to Common Shares................     111,382,127
                                                                ------------
NET ASSETS..................................................    $161,382,127
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($111,382,127 divided
  by 6,502,576 shares outstanding)..........................    $      17.13
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 4,873,541
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        557,656
Administrative Fee..........................................        159,330
Preferred Share Maintenance.................................         68,871
Trustees' Fees and Expenses.................................         14,456
Legal.......................................................          6,044
Custody.....................................................          5,705
Other.......................................................         70,657
                                                                -----------
    Total Expenses..........................................        882,719
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 3,990,822
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $   226,227
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     13,864,115
  End of the Period.........................................     15,644,895
                                                                -----------
Net Unrealized Appreciation During the Period...............      1,780,780
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $ 2,007,007
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 5,997,829
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended February 28, 1998
                 and the Year Ended August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                           Six Months
                                                              Ended            Year Ended
                                                        February 28, 1998    August 31, 1997
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................       $  3,990,822       $  8,105,729
Net Realized Gain.....................................            226,227            245,032
Net Unrealized Appreciation During the Period.........          1,780,780          2,591,702
                                                             ------------       ------------
Change in Net Assets from Operations..................          5,997,829         10,942,463
                                                             ------------       ------------
Distributions from Net Investment Income:
  Common Shares.......................................         (3,148,612)        (6,705,935)
  Preferred Shares....................................           (893,207)        (1,752,659)
                                                             ------------       ------------
Total Distributions...................................         (4,041,819)        (8,458,594)
                                                             ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...          1,956,010          2,483,869
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment........................................            109,147            522,937
                                                             ------------       ------------
TOTAL INCREASE IN NET ASSETS..........................          2,065,157          3,006,806
NET ASSETS:
Beginning of the Period...............................        159,316,970        156,310,164
                                                             ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $363,478 and $414,475,
  respectively).......................................       $161,382,127       $159,316,970
                                                             ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                                  September 27, 1991
                                 Six Months                                                         (Commencement
                                    Ended                    Year Ended August 31,                  of Investment
                                February 28,    -----------------------------------------------     Operations) to
                                    1998         1997      1996      1995      1994      1993      August 31, 1992
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 the Period (a)...............    $ 16.828      $16.444   $16.621   $16.282   $17.392   $16.013        $14.786
                                  --------      -------   -------   -------   -------   -------        -------
 Net Investment Income........        .614        1.251     1.232     1.266     1.275     1.346          1.049
 Net Realized and Unrealized
   Gain/Loss..................        .309         .438    (.081)      .497    (1.100)    1.309          1.116
                                  --------      -------   -------   -------   -------   -------        -------
Total from Investment
 Operations...................        .923        1.689     1.151     1.763      .175     2.655          2.165
                                  --------      -------   -------   -------   -------   -------        -------
Less:
 Distributions from Net
   Investment Income:
   Paid to Common
     Shareholders.............        .485        1.035     1.050     1.050     1.050     1.007           .743
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders...        .137         .270      .278      .293      .202      .185           .195
 Distributions from and in
   Excess of Net Realized
   Gain:
   Paid to Common
     Shareholders.............         -0-          -0-       -0-      .068      .029      .068            -0-
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders...         -0-          -0-       -0-      .013      .004      .016            -0-
                                  --------      -------   -------   -------   -------   -------        -------
Total Distributions...........        .622        1.305     1.328     1.424     1.285     1.276           .938
                                  --------      -------   -------   -------   -------   -------        -------
Net Asset Value, End of the
 Period.......................    $ 17.129      $16.828   $16.444   $16.621   $16.282   $17.392        $16.013
                                  ========      =======   =======   =======   =======   =======        =======
Market Price Per Share at End
 of the Period................    $16.9375      $17.375   $16.750   $15.625   $15.625   $17.125        $15.625
Total Investment Return at
 Market Price (b).............      0.29%*       10.33%    14.18%     7.58%    (2.62%)   17.05%          9.33%*
Total Return at Net Asset
 Value (c)....................      4.71%*        8.89%     5.30%     9.47%     (.23%)   15.91%         11.96%*
Net Assets at End of the
 Period
 (In millions)................    $  161.4      $ 159.3   $ 156.3   $ 157.2   $ 155.0   $ 161.9        $ 152.9
Ratio of Expenses to Average
 Net Assets Applicable to
 Common Shares**..............       1.60%        1.64%     1.67%     1.72%     1.66%     1.63%          1.60%
Ratio of Net Investment Income
 to Average Net Assets
 Applicable to Common Shares
 (d)..........................       5.60%        5.87%     5.70%     6.06%     6.33%     7.04%          6.24%

Portfolio Turnover............          6%*          9%        8%       17%       19%       13%            37%*
  * Non-Annualized
 ** Ratio of Expenses to
    Average Net Assets
    including Preferred
    Shares....................       1.10%        1.12%     1.14%     1.16%     1.14%     1.11%          1.12%

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.214 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Florida Quality Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income taxes and Florida State intangible taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Florida municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 1997, the Trust had an accumulated capital loss carryforward for tax purposes of $1,189,510 which will expire between August 31, 2003 and August 31, 2004, respectively.

    At February 28, 1998, for federal income tax purposes, cost for long- and short-term investments is $148,703,938, the aggregate gross unrealized appreciation is $15,664,865 and the aggregate gross unrealized depreciation is $19,970, resulting in net unrealized appreciation of $15,644,895.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders.

    Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended February 28, 1998, the Trust recognized expenses of approximately $1,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended February 28, 1998, the Trust recognized expenses of approximately $25,400 representing VKAC's cost of providing accounting and legal services to the Trust.
    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.
    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustee's annual retainer fee, which is currently $2,500.

3. CAPITAL TRANSACTIONS
At February 28, 1998, and August 31, 1997, common share paid in surplus aggregated $96,272,011 and $96,162,928, respectively.

                                                  SIX MONTHS
                                                       ENDED        YEAR ENDED
                                           FEBRUARY 28, 1998   AUGUST 31, 1997
------------------------------------------------------------------------------
Beginning Shares..........................         6,496,170         6,464,916
Shares Issued Through Dividend
  Reinvestment............................             6,406            31,254
                                                   ---------         ---------
Ending Shares.............................         6,502,576         6,496,170
                                                   =========         =========

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $12,188,108 and $9,885,970, respectively.

5. PREFERRED SHARES
The Trust has outstanding 1,000 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on February 28, 1998 was 3.400%. During the six-months ended February 28, 1998, the rates ranged from 3.400% to 3.785%.
    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.
    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

          VAN KAMPEN AMERICAN CAPITAL FLORIDA QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
STEVEN MULLER
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1998
     All rights reserved.

(SM) denotes a service mark of
     Van Kampen American Capital Distributors, Inc.